EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Green Automotive Company (the “Company”) on Form 10-Q for the quarter ended June 30, 2013, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Darren West, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2013
/s/ Darren West
	By:	Darren West
	Its:	Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Green Automotive Company and will be retained by Green Automotive Company and furnished to the Securities and Exchange Commission or its staff upon request.